[Letterhead of Kramer Levin Naftalis & Frankel LLP]


                                December 1, 1998


The Dessauer Global Equity Fund
5 Bay State Court
P.O. Box 1689
Orleans, Massachusetts 02653



               Re:  The Dessauer Global Equity Fund, File Nos.:
                    333-63753, 811-7691
                    --------------------------------------------

Ladies and Gentlemen:

         We hereby consent to the reference of our firm as Counsel in this Registration Statement on Form N-1A.

                                          Very truly yours,



                                          /s Kramer Levin Naftalis & Frankel LLP